UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 11, 2012

Date of Report

(Date of earliest event reported)

FONU2 INC.

 (Exact name of registrant as specified in its charter)

FLORIDA                  000-49652                   65-0773383

(State or other juris-   (Commission File No.)          (IRS Employer

diction of incorporation)

                                 I.D. No.)

331 East Commercial Blvd.

Ft. Lauderdale, Florida  33334

 (Address of principal executive offices)

(954) 938-4133

Registrant's telephone number

Zaldiva, Inc.

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2012, Zaldiva, Inc., a Nevada corporation (the “Company”), filed with the Nevada Secretary of State a Certificate of Amendment amending the Company’s Articles of Incorporation to change its name to “FONU2 Inc.”  This name change became effective in the State of Nevada upon filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description of Exhibit

3

Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         FONU2 INC., a Nevada corporation

Date:  April 12, 2012

/s/ Jeffrey Pollitt

         Jeffrey Pollitt, President and CEO